© 2016 Altisource. All rights reserved. Investor Presentation May 2016 Any copying, distribution or use of any of the information contained herein that is not expressly permitted by Altisource in writing is STRICTLY PROHIBITED. Altisource, the Altisource logo, the “REAL” family of trademarks and service marks, and certain other marks identified herein are trademarks or service marks of Altisource Solutions S.á r.l. or its subsidiaries. © 2016 Altisource. All rights reserved. Exhibit 99.1

1© 2016 Altisource. All rights reserved. This presentation contains forward-looking statements that involve a number of risks and uncertainties. These forward- looking statements include all statements that are not historical fact, including statements about management’s beliefs and expectations. These statements may be identified by words such as “anticipate,” “intend,” “expect,” “may,” “could,” “should,” “would,” “plan,” “estimate,” “seek,” “believe,” “potential” and similar expressions. Forward-looking statements are based on management’s beliefs as well as assumptions made by and information currently available to management. Because such statements are based on expectations as to the future and are not statements of historical fact, actual results may differ materially from what is contemplated by the forward-looking statements. Altisource undertakes no obligation to update any forward-looking statements whether as a result of new information, future events or otherwise. The risks and uncertainties to which forward-looking statements are subject include, but are not limited to, Altisource’s ability to integrate acquired businesses, retain key executives or employees, retain existing customers and attract new customers, general economic and market conditions, behavior of customers, suppliers and/or competitors, technological developments, governmental regulations, taxes and policies, availability of adequate and timely sources of liquidity and other risks and uncertainties detailed in the “Forward-Looking Statements,” “Risk Factors” and other sections of Altisource’s Form 10-K and other filings with the Securities and Exchange Commission. Altisource management utilizes certain non-GAAP measures such as Adjusted Pretax Income Attributable to Altisource, Adjusted Operating Income, Adjusted Net Income Attributable to Altisource, Adjusted Earnings Per Share – Diluted and Adjusted Service Revenue Unrelated to Ocwen as key metrics in evaluating its financial performance. These measures should be considered in addition to, rather than as a substitute for, income (loss) before income taxes and non-controlling interests, income (loss) from operations, net income (loss) attributable to Altisource, diluted earnings (loss) per share and service revenue. These non-GAAP measures are presented as supplemental information and reconciled to pretax income (loss), net income (loss) attributable to Altisource, earnings (loss) per share – diluted or service revenue in the Appendix to this presentation. Forward-Looking Statements, Estimates and Non-GAAP Measures

2© 2016 Altisource. All rights reserved. Overview …………….………………………………………........... 3 Key Investment Highlights ………….………………..…….......... 8 Appendix ………………………….………………………………… 25 Table of Contents

3© 2016 Altisource. All rights reserved. Overview

4© 2016 Altisource. All rights reserved. About Altisource® A trusted provider of marketplace transaction solutions for the real estate, mortgage and consumer debt industries. William B. Shepro, Chief Executive Officer 8,900+ Employees Traded NASDAQ: ASPS Service Revenue: $967 million1 1 For the twelve months ended March 31, 2016

5© 2016 Altisource. All rights reserved. Vision and Mission Vision To be the premier real estate and mortgage marketplace connecting market participants and providing related services Mission To offer homeowners, buyers, sellers, agents, mortgage originators and servicers trusted and efficient marketplaces to conduct real estate and mortgage transactions and improve outcomes for participants checkbld Consumer Real Estate Solutions checkbld Real Estate Investor Solutions checkbld Origination Solutions checkbld Servicer Solutions Mortgage MarketplaceReal Estate Marketplace Mort lace

6© 2016 Altisource. All rights reserved. Real Estate Marketplace Home Sales Home Rentals Home Maintenance Home buyers (and their agents) Home sellers (and their agents) Homeowners (and their agents) Renters (and their agents) Connecting with Homeowners (and their agents) Renters (and their agents) Service Providers Service Providers Service Providers offering solutions Brokerage, on-line sales and auction, title and escrow, valuation, insurance, etc. Brokerage, on-line rental, renovation management, property management, valuation etc. Property inspection, preservation and renovation management, etc. and tools to order and pay for services <-------- Order and vendor management technology, payment -----> and presentment technology, document management, etc.

7© 2016 Altisource. All rights reserved. Mortgage Marketplace Mortgage Origination Mortgage Servicing Mortgage Originators Service Providers Mortgage Servicers Service Providers Investors Title and escrow, valuation, quality control, underwriting, certified loan, vendor oversight, loan origination system, verification of employment and income, flood certifications, etc. Servicing technology, title and escrow, insurance services, valuation, property inspection and preservation, default management services, etc. Borrowers Borrowers Connecting with offering solutions and tools to order and pay for services <-------- Order and vendor management technology, payment -----> and presentment technology, document management, etc.

8© 2016 Altisource. All rights reserved. Key Investment Highlights

9© 2016 Altisource. All rights reserved. Key Investment Highlights • Strong history of revenue and earnings growth • Attractive cash flow with limited capital requirements • Strategic initiatives position company for longer term revenue growth and customer diversification • Investment in and commitment to quality and control environment positions Altisource as a strong competitor 1 2 3 4

10© 2016 Altisource. All rights reserved. 186.7 247.0 334.8 466.9 662.1 938.7 940.9 967.4 20% 22% 26% 27% 24% 18% 8% 9% 21% 25% 27% 28% 29% 22% 20% 21% 5% 10% 15% 20% 25% 30% 35% $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 $1,100 2009 2010 2011 2012 2013 2014 2015 LTM 3/31/16 Service Revenue ($ millions) Operating Income Margin% Adjusted Operating Income1 Margin% Strong History of Revenue and Earnings Growth 1 This is a non-GAAP measure defined and reconciled in the Appendix LTM 3/31/16: Twelve month period ending March 31, 2016 1 26.0 49.3 71.1 110.6 130.0 134.5 41.6 56.4 27.8 57.0 75.9 115.3 156.5 169.1 143.5 161.1 $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 2009 2010 2011 2012 2013 2014 2015 LTM 3/31/16 Net Income Attributable to Altisource ($ millions) GAAP Net Income Adjusted Net Income1

11© 2016 Altisource. All rights reserved. 1.07 1.88 2.77 4.43 5.19 5.69 2.02 2.77 1.15 2.17 2.96 4.62 6.25 7.16 6.96 7.90 $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 $7.00 $8.00 $9.00 2009 2010 2011 2012 2013 2014 2015 LTM 3/31/16 Earnings Per Share - Diluted ($) GAAP EPS - Diluted Adjusted EPS – Diluted1 ` 1 This is a non-GAAP measure defined and reconciled in the Appendix LTM 3/31/16: Twelve month period ending March 31, 2016 1 Strong History of Revenue and Earnings Growth

12© 2016 Altisource. All rights reserved. Attractive Cash Flow with Limited Capital Requirements 33.3 52.8 111.6 116.5 185.5 197.5 195.4 240.3 18% 21% 33% 25% 28% 21% 21% 25% 12% 22% 32% 42% $0 $50 $100 $150 $200 $250 $300 2009 2010 2011 2012 2013 2014 2015 LTM 3/31/16 Operating Cash Flow ($ millions) % of Service Revenue LTM 3/31/16: Twelve month period ending March 31, 2016 2

13© 2016 Altisource. All rights reserved. Mortgage Market – Grow our Servicer Solutions business – Grow our Origination Solutions business Real Estate Market – Grow our Consumer Real Estate Solutions business – Grow our Real Estate Investor Solutions business Strategic Initiatives Position Company for Longer Term Revenue Growth and Customer Diversification 3

Servicer Solutions

Our scale, technology and full suite of services position us for growth with large banks and servicers

- Large addressable market: estimated to be $6.5 billion[1] in 2016
- Altisource is one of a few service providers with a full suite of services and a national footprint
- We stand to gain market share as customers consolidate to larger full-service vendors
- We have a strong customer base and a robust sales pipeline

Services and Technologies

Technology (Marketplace and Equator®)

Loss Mitigation	Default Lifecycle Management	Asset Management	Marketing and Sales
▪ Appraisal and Valuation Services ▪ Property Preservation and Inspection ▪ Customer Support ▪ Recovery Services	▪ Deed-in-lieu and Short Sale Program Management ▪ Appraisal and Valuation Services ▪ Property Preservation and Inspection ▪ Title Search Services ▪ Foreclosure Trustee Services ▪ Default Processing Services	▪ Property Preservation and Inspection ▪ Appraisal and Valuation Services ▪ Eviction Management ▪ Cash-for-Relocation Assistance ▪ Repair and Renovation ▪ Title Curative, Insurance and Settlement ▪ Rental Data Services	▪ Real Estate Brokerage ▪ Leasing Services ▪ Online Marketing and Sales ▪ Auction Platform ▪ Short Sale Market Validation ▪ REO Sales ▪ Trustee Sales

[1] Internal estimate

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15© 2016 Altisource. All rights reserved. Servicer Solutions Browser View Mobile View Hubzu® is one of the largest online marketplaces in the U.S. to sell and auction homes. Hubzu’s extensive marketing and scale increase buyer traffic and bidding activity to drive optimal outcomes

Origination Solutions

Our suite of services, channel partners and sales and marketing efforts position us for longer term growth

- Large addressable services market: estimated to be $30 billion[1] in 2016
- Lenders are focused on growing revenue and maintaining margins while the costs of regulatory compliance and quality increases
- Through our management of the Lenders One® cooperative and the Mortgage Builder® loan origination system, we have a strong customer base and are developing a robust sales pipeline

Services and Technologies

Technology Enabled Services

Operating Expenses (e.g., benefits, courier, telephony, vendor oversight)	Customer Acquisition	Loan Processing	Loan Fulfillment	Insurance	Capital Markets
▪ Group Purchasing Services ▪ Vendorly™ (vendor oversight software)	▪ Lead Gen[2]	▪ Title and Closing ▪ Valuation ▪ Verification Services ▪ Flood Certification	▪ Quality Control ▪ Underwriting ▪ Processing ▪ Loan Certification	▪ Certified Loan ▪ Homeowners' and Home Warranty[2]	▪ Preferred Investors (correspondent and warehouse lenders) ▪ NoteXchange® [2] ▪ Hedging Services[2]

[1] Internal estimate and includes certain services not provided by Altisource today
[2] Potential future service

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Origination Solutions

Our platform offering includes access to Lenders One members' originations, CastleLine's certified loan product and our fulfillment operations


APPLICATION
PROCESSING
UNDERWRITING
PRE-FUND QC
CLOSING
POST-CLOSE
Altisource
YOUR ONE SOURCE™

- Lenders One Preferred Investors
- CastleLine® Certified Loan Program
- Fulfillment Operations

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18© 2016 Altisource. All rights reserved. Consumer Real Estate Solutions Owners.com® offers self-directed home buyers and sellers the tools and personal service to transact and save • Massive brokerage and related services market: estimated to be $69 billion1 in 2016 • Consumers are demonstrating a greater willingness to engage in self-directed transactions • We are establishing the platform and personal service to help self-directed buyers and sellers achieve greater value on every transaction 1 Source: Internal estimate 2 Certain features and functionality described herein are under development 2 Complete inventory of homes for sale (MLS, FSBO, REO) Web and human interface to assist with research, marketing, negotiating and closing. Will include buyer, seller and real estate agent app Streamlined ordering of real estate services directly from the platform Brokerage operation to provide the access to transact – offering a balance of service and savings Unmatched Variety and Choice Robust Information and Service Integrated End to End Services Transact and Save

19© 2016 Altisource. All rights reserved. Consumer Real Estate Solutions Owners.com is an end-to-end transaction platform to buy and sell homes and order related services

Real Estate Investor Solutions

Our suite of services, channel partner and online transaction platform position us for longer term growth

- Very large market with approximately 15 million single family rental homes in the U.S.[1]
- Institutional investors only account for a small percentage of single family rental real estate investors
- Most investors lack the buying power to lower their costs
- We have the services, technology and buying power to help investors across the rental property investment lifecycle


Maintenance
Home sale
Home purchase
Renovation
Leasing

Maintenance
- Property management services
- Turnover services

Home sale
- Brokerage
- Auction
- Title and closing
- Valuation
- RentRange data and analytics
- Investability®

Home purchase
- Investability
- RentRange data and analytics
- Brokerage
- Title and closing
- Home inspection
- Home warranty
- Valuation
- Mortgage loan

Renovation
- Renovation services

Leasing
- Brokerage
- RentRange® data and analytics

[1] Source: U.S. Census Bureau

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21© 2016 Altisource. All rights reserved. Real Estate Investor Solutions Investability is an online platform to search for and acquire single family investment properties and order related services

22© 2016 Altisource. All rights reserved. Demonstrated Progress on Revenue Diversification 1 This is a non-GAAP measure defined and reconciled in the Appendix Note: Numbers may not sum due to rounding 32 33 89 10756 55 54 55 7 47 51 48 $96 $135 $193 $210 2013 2014 2015 LTM 3/31/16 Adjusted Service Revenue Unrelated to Ocwen1 ($ millions) Mortgage Services Financial Services Technology Services, net of inter-company 41% growth 43% growth LTM 3/31/16: Twelve month period ending March 31, 2016 Q1’16 Vs. Q1’15 38% growth

23© 2016 Altisource. All rights reserved. Full Year Actual $ millions (except EPS) 2015 Scenario A3 Scenario B4 Average of Scenarios A and B Q1 2016 % of Scenario Average Service Revenue $ 941 $ 782 $1,005 $ 893 $ 234 26% Pretax Income1 $ 50 $ 60 $ 140 $ 100 $ 21 21% Adjusted Pretax Income1,2 $ 155 $ 93 $ 174 $ 134 $ 33 25% Net Income1 $ 42 $ 54 $ 129 $ 91 $ 18 20% Adjusted Net Income1,2 $ 143 $ 85 $ 160 $ 122 $ 29 24% Earnings per Share - Diluted $ 2.02 $ 2.64 $ 6.34 $ 4.49 $ 0.92 20% Adjusted Earnings per Share - Diluted2 $ 6.96 $ 4.14 $ 7.87 $ 6.00 $ 1.47 25% 2016 Scenarios Q1 Actual Financial Performance Summary: 2015 Actual, 2016 Scenarios and Q1 2016 Actual 1 Attributable to Altisource 2 This is a non-GAAP measure defined and reconciled in the Appendix 3 Represents the low end of all assumptions listed in slides 27 and 28 4 Represents the high end of all assumptions listed in slides 27 and 28 5 Scenario A assumes the repurchase of 0.3 million shares and Scenario B assumes the repurchase of 0.7 million shares 5 5 5 5 Strong first quarter performance positions us for success against our 2016 scenarios

24© 2016 Altisource. All rights reserved. Investment in and Commitment to Quality and Control Environment Positions Altisource as a Strong Competitor Strive to do the right thing for all stakeholders Foster a culture of compliance across all teams, all services Deliver a focus on continuous improvement and pursue excellence in everything we do Strive to lead the industry through innovative technology and solutions 4 At our core, we have a relentless focus on our customers, controls, continuous innovation and performance

Appendix

- Management Team………………………………..………… 26
- Scenario Assumptions…………………………..…….. 27
- Non-GAAP Measures……………………………………… 29
- Strategic Initiatives and our Businesses………………….. 33
- Investor Relations Information……………………..……… 34

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26© 2016 Altisource. All rights reserved. Management Team Name Title Experience ASPS William B. Shepro Chief Executive Officer and Director 22 7 Michelle D. Esterman Chief Financial Officer 20 4 Kevin J. Wilcox Chief Risk and Administration Officer 22 7 Mark J. Hynes Chief Strategy and Development Officer 25 7 Gregory J. Ritts General Counsel 21 2 Joseph A. Davila President, Servicer Solutions 22 5 Steven M. Udelson President, Consumer Real Estate Solutions 19 2 Vivek Bhandari President, Real Estate Investor Solutions 15 7 Bryan Binder Co-Chief Operating Officer, Origination Solutions 22 1 Jason Garmise Co-Chief Operating Officer, Origination Solutions 19 1 Riccardo S. Brizzi President, Technology Services and Chief Client Officer 31 1 Strong management team with significant industry experience

Scenario Assumptions[1]

$ in millions	Full Year Actual 2015	2016 Scenarios A	2016 Scenarios B	2016 Scenarios Average	Q1 Actual Q1 2016
Service Revenue by Strategic Initiative					
a. Servicer Solutions:					
From Ocwen loan servicing portfolio[2]:					
Mortgage Services	$ 583	$ 382	$ 467	$ 424	$ 148
Financial Services	34	25	31	28	6
Technology Services	126	75	92	83	21
Subtotal	743	482	589	535	174
From customers other than Ocwen:					
Mortgage Services	14	51	76	63	5
Technology Services	39	23	35	29	8
Subtotal	53	74	111	93	12
b. Origination Solutions:					
Mortgage Services	31	56	69	62	7
Technology Services	11	12	15	13	3
Subtotal	42	68	83	76	10
c. Consumer Real Estate Solutions:					
Mortgage Services	2	26	40	33	NM
d. Real Estate Investor Solutions:					
Mortgage Services	45	76	114	95	23
e. Service Revenue Not Included Above:					
Mortgage Services	-	-	-	-	-
Financial Services	54	53	65	59	14
Technology Services	-	3	3	3	-
Subtotal	54	56	68	62	14
Total Service Revenue	**$ 941**	**$ 782**	**$ 1,005**	**$ 893**	**$ 234**
Service Revenue Unrelated to Ocwen[3]	$ 193	$ 293	$ 406	$ 349	$ 59

[1] Scenario A represents the low end of assumptions, Scenario B represents the high end of assumptions and the Average is the average of Scenarios A and B

[2] Includes service revenue related to the portfolios serviced by Ocwen when a party other than Ocwen selects Altisource as a service provider

[3] This is a non-GAAP measure defined and reconciled in the Appendix

Note: Numbers may not sum due to rounding

NM: Not Meaningful

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28© 2016 Altisource. All rights reserved. Scenario Assumptions1 Full Year Actual Q1 Actual 2015 A B Average Q1 2016 Interest expense 28$ 25$ 25$ 25$ 7$ Corporate Items and Eliminations 71$ 78$ 71$ 75$ 17$ Pre-tax income (loss)2 plus non-cash impairment losses3 as a percentage of service revenue Mortgage Services 30% 30% 32% 31% 27% Financial Services 10% 14% 16% 15% 8% Technology Services 3% -21% -16% -19% -19% Consolidated 13% 8% 14% 11% 9% Income tax rate 15.6% 9.0% 8.0% 8.5% 10.4% Average number of diluted shares (000s) 20,619 20,450 20,300 20,375 20,040 $ in millions, except share count 2016 Scenarios 1 Scenario A represents the low end of assumptions, Scenario B represents the high end of assumptions and the Average is the average of Scenarios A and B 2 Attributable to Altisource 3 We recognized a $71.8 million pretax non-cash impairment loss in our Technology Services segment in the fourth quarter of 2015 4 Scenario A assumes the repurchase of 0.3 million shares and Scenario B assumes the repurchase of 0.7 million shares 44

29© 2016 Altisource. All rights reserved. • Adjusted Pretax Income Attributable to Altisource, Adjusted Operating Income, Adjusted Net Income Attributable to Altisource and Adjusted Earnings Per Share – Diluted are non-GAAP measures used by our Chief Operating Decision Maker, existing shareholders and potential shareholders to measure Altisource’s performance • Adjusted Operating Income is calculated by adding intangible asset amortization expense and non-cash impairment losses and deducting non-cash gains associated with reductions of the Equator earn out liability to GAAP income (loss) from operations • Adjusted Pretax Income Attributable to Altisource is calculated by adding intangible assets amortization expense and non-cash impairment losses and deducting non-cash gains associated with reductions of the Equator earn out liability to GAAP pretax income (loss) attributable to Altisource • Adjusted Net Income Attributable to Altisource is calculated by adding intangible asset amortization expense (net of tax) and non-cash impairment losses (net of tax) and deducting non-cash gains associated with reductions of the Equator earn out liability (net of tax) to GAAP net income (loss) attributable to Altisource • Adjusted Diluted Earnings Per Share is calculated by dividing net income (loss) attributable to Altisource plus intangible asset amortization expense (net of tax) and non-cash impairment losses (net of tax) less non-cash gains associated with reductions of the Equator earn out liability (net of tax) to GAAP net income (loss) by the weighted average number of diluted shares • Adjusted Service Revenue Unrelated to Ocwen is calculated by reducing the amortization of deferred revenue recorded in connection with 2013 Equator acquisition from the applicable GAAP service revenue amount • The reconciliations of non-GAAP measures to GAAP measures are shown on slides 30 to 32 Non-GAAP Measures

Non-GAAP Measures

Reconciliation ($ in millions except share count and per share values)	2009	2010	2011	2012	2013	2014	2015	LTM 3/31/16 Q2'15	Q3'15	Q4'15	Q1'16	Total
GAAP Pretax Income (Loss)[1]	37.6	48.9	79.1	119.4	138.5	144.7	49.9	50.3	40.3	(44.9)	20.7	66.4
Add: Intangible amortization expense	2.7	4.9	5.3	5.0	28.2	37.7	41.1	9.0	10.1	13.1	12.2	44.5
Add: Impairment loss	-	2.8	-	-	-	37.5	71.8	-	-	71.8	-	71.8
Gain on Equator earn out liability	-	-	-	-	-	(37.9)	(7.6)	(7.6)	-	-	-	(7.6)
Adjusted Pretax Income[1]	40.2	56.6	84.3	124.4	166.7	181.9	155.2	51.7	50.5	40.0	32.9	175.1
GAAP Operating Income (Loss)	36.5	55.0	85.7	127.4	162.1	170.5	79.1	56.2	47.6	(39.9)	27.7	91.5
Add: Intangible amortization expense	2.7	4.9	5.3	5.0	28.2	37.7	41.1	9.0	10.1	13.1	12.2	44.5
Add: Impairment loss	-	2.8	-	-	-	37.5	71.8	-	-	71.8	-	71.8
Gain on Equator earn out liability	-	-	-	-	-	(37.9)	(7.6)	(7.6)	-	-	-	(7.6)
Adjusted Operating Income	39.2	62.7	91.0	132.5	190.2	207.7	184.4	57.6	57.7	45.0	39.9	200.1
GAAP Net Income (Loss)[1]	26.0	49.3	71.1	110.6	130.0	134.5	41.6	46.0	37.0	(45.1)	18.5	56.4
Add: Intangible amortization expense, net of tax	1.8	4.9	4.8	4.7	26.5	35.1	38.2	8.2	9.3	12.5	10.9	41.0
Add: Impairment loss, net of tax	-	2.8	-	-	-	34.9	70.6	-	-	70.6	-	70.6
Gain on Equator earn out liability, net of tax	-	-	-	-	-	(35.3)	(6.9)	(6.9)	-	-	-	(6.9)
Adjusted Net Income[1]	27.8	57.0	75.9	115.3	156.5	169.1	143.5	47.3	46.4	38.0	29.4	161.1
GAAP Earnings (Loss) Per Share – Diluted	1.07	1.88	2.77	4.43	5.19	5.69	2.02	2.22	1.82	(2.35)	0.92	2.77[2]
Add:Impact of using diluted share count instead of basic share count	-	-	-	-	-	-	-	-	-	0.14	-	-
Add: Intangible amortization expense, net of tax per diluted share	0.08	0.19	0.19	0.19	1.06	1.48	1.85	0.40	0.46	0.61	0.55	2.01
Add: Impairment loss, net of tax per diluted share	-	0.11	-	-	-	1.48	3.43	-	-	3.46	-	3.46
Gain on Equator earn out liability, net of tax per diluted share	-	-	-	-	-	(1.49)	(0.34)	(0.34)	-	-	-	(0.34)
Adjusted Earnings Per Share – Diluted	1.15	2.17	2.96	4.62	6.25	7.16	6.96	2.28	2.27	1.86	1.47	7.90

[1] Attributable to Altisource

[2] Calculated by dividing GAAP Net Income by the diluted share count for the trailing twelve months ended March 31, 2016

Note: Numbers may not sum due to rounding

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Non-GAAP Measures

Reconciliation ($ in millions except share count and per share values)	2009	2010	2011	2012	2013	2014	2015	LTM 3/31/16 Q2'15	Q3'15	Q4'15	Q1'16	Total
Calculation of the impact of intangible asset amortization expense, net of tax												
Intangible amortization expense	2.7	4.9	5.3	5.0	28.2	37.7	41.1	9.0	10.1	13.1	12.2	44.5
Tax benefit from intangible asset amortization	(0.8)	-	(0.5)	(0.4)	(1.7)	(2.6)	(2.9)	(0.8)	(0.8)	(0.6)	(1.3)	(3.5)
Intangible asset amortization expense, net of tax	1.8	4.9	4.8	4.7	26.5	35.1	38.2	8.2	9.3	12.5	10.9	41.0
Diluted share count (in 000s)	24,261	26,259	25,685	24,962	25,053	23,634	20,619	20,669	20,411	20,417	20,040	20,384[1]
Intangible asset amortization expense, net of tax per diluted share	0.08	0.19	0.19	0.19	1.06	1.48	1.85	0.40	0.46	0.61	0.55	2.01
Calculation of the impact of impairment loss, net of tax												
Impairment loss	-	2.8	-	-	-	37.5	71.8	-	-	71.8	-	71.8
Tax benefit from impairment loss	-	-	-	-	-	(2.6)	(1.2)	-	-	(1.2)	-	(1.2)
Impairment loss, net of tax	-	2.8	-	-	-	34.9	70.6	-	-	70.6	-	70.6
Diluted share count (in 000s)	24,261	26,259	25,685	24,962	25,053	23,634	20,619	20,669	20,411	20,417	20,040	20,384[1]
Impairment loss, net of tax per diluted share	-	0.11	-	-	-	1.48	3.43	-	-	3.46	-	3.46
Calculation of the gain on the Equator earn out liability, net of tax												
Gain on Equator earn out liability	-	-	-	-	-	(37.9)	(7.6)	(7.6)	-	-	-	(7.6)
Tax benefit from gain on Equator earn out liability	-	-	-	-	-	2.6	0.7	0.7	-	-	-	0.7
Gain on Equator earn out liability, net of tax	-	-	-	-	-	(35.3)	(6.9)	(6.9)	-	-	-	(6.9)
Diluted share count (in 000s)	24,261	26,259	25,685	24,962	25,053	23,634	20,619	20,669	20,411	20,417	20,040	20,384[1]
Gain on Equator earn out liability, net of tax per diluted share	-	-	-	-	-	(1.49)	(0.34)	(0.34)	-	-	-	(0.34)
Service Revenue Unrelated to Ocwen	-	-	-	-	100.2	167.3	193.4	51.2	50.3	48.8	59.4	209.7
Less: Amortization of Equator acquisition deferred revenue	-	-	-	-	(4.6)	(32.1)	-	-	-	-	-	-
Adjusted Service Revenue Unrelated to Ocwen	-	-	-	-	95.6	135.2	193.4	51.2	50.3	48.8	59.4	209.7

[1] Calculated as the simple average of the quarterly diluted share counts in each quarter of the twelve month period ended March 31, 2016

Note: Numbers may not sum due to rounding

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32© 2016 Altisource. All rights reserved. Non-GAAP Measures Note: Numbers may not sum due to rounding 1 Attributable to Altisource Reconciliation ($ in millions except share count and per share values) A B Average GAAP Pretax Income1 60 140 100 Add: Intangible amortization expense 34 34 34 Adjusted Pretax Income1 93 174 134 GAAP Net Income1 54 129 91 Add: Intangible amortization expense, net of tax 31 31 31 Adjusted Net Income1 85 160 122 GAAP Earnings Per Share – Diluted 2.64 6.34 4.49 Add: Intangible amortization expense, net of tax per diluted share 1.50 1.53 1.51 Adjusted Earnings Per Share – Diluted 4.14 7.87 6.00 Calculation of the impact of intangible asset amortization expense, net of tax Intangible amortization expense 34 34 34 Tax benefit from intangible asset amortization (3) (3) (3) Intangible asset amortization expense, net of tax 31 31 31 Diluted share count (in 000s) 20,450 20,300 20,375 Intangible asset amortization expense, net of tax per diluted share 1.50 1.53 1.51 2016 Scenarios

Strategic Initiatives and our Businesses

Strategic Initiative = **Services and Technologies Dedicated to a Single Strategic Initiative** + **Services and Technologies that Support Multiple Strategic Initiatives**

Strategic Initiative	Services and Technologies Dedicated to a Single Strategic Initiative
Servicer Solutions	Equator; REALServicing®; Mortgage Charge-Off Collections; Default Management Services
Origination Solutions	Cooperative Management (Lenders One and Wholesale One®); Contract Underwriting; Fulfillment; Quality Control; Mortgage Builder
Consumer Real Estate Solutions	Owners.com
Real Estate Investor Solutions	Property Management, Renovation Management, Lease Management; RentRange; Investability

Services and Technologies that Support Multiple Strategic Initiatives:

- Hubzu
- Real Estate Brokerage
- Property Inspection and Preservation
- Insurance Services
- Residential Property Valuation
- Marketplace Technologies (REALTrans®, REALRemit®)

Altisource

© 2016 Altisource. All rights reserved.

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34© 2016 Altisource. All rights reserved. Investor Relations Information About Altisource We are a premier marketplace and transaction solutions provider for the real estate, mortgage and consumer debt industries. Altisource’s proprietary business processes, vendor and electronic payment management software and behavioral science-based analytics improve outcomes for marketplace participants. Contact Information All Investor Relations inquiries should be sent to:Investor.relations@altisource.com Exchange NASDAQ Global Select Market Ticker ASPS Headquarters Luxembourg Employees Approximately 8,900

© 2016 Altisource. All rights reserved.